Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/30/03	Liberty Media Corp.

Shares            Price         Amount
5,000   	  $99.63	$4,982

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.65        N/A 	 0.00%	           0.90%

Broker
Lehman Brothers, Inc.

Underwriters of Liberty Media Corp.

Underwriters                             Principal Amount
Lehman Brothers, Inc.                    $  300,002,000
Citigroup Global Markets, Inc.              300,001,000
Merrill Lynch & Co., Inc.                   300,001,000
Banc of America Securities LLC                8,333,000
BNP Paribas Securities, Inc.                  8,333,000
BNY Capital Markets, Inc.                     8,333,000
Credit Lyonnais Securities (USA), Inc.        8,333,000
Deutsche Bank Securities, Inc.                8,333,000
Fleet Securities, Inc.                        8,333,000
ING Financial Markets LLC   		      8,333,000
J.P. Morgan Securities, Inc. 	              8,333,000
RBC Dominion Securities Corp.                 8,333,000
Scotia Capital (USA), Inc.                    8,333,000
TD Securities (USA), Inc.                     8,333,000
Wachovia Securities, Inc.                     8,333,000
Total                                    $1,000,000,000

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/13/03	AEGON N.V.

Shares            Price         Amount
5,000   	  $99.98	$4,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.00%	           0.88%

Broker
BA Securities, Inc.

Underwriters of AEGON N.V.

Underwriters                             Principal Amount
Banc of America Securities LLC           $  290,625,000
Citigroup Global Markets, Inc.              290,625,000
Banc One Capital Markets, Inc.               93,750,000
ABN AMRO, Inc.        	                     18,750,000
Credit Suisse First Boston                   18,750,000
J.P. Morgan Securities, Inc.                 18,750,000
UBS Warburg LLC                              18,750,000
Total                                    $  750,000,000

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/22/03	Household Automotive Trust, Series 2003-1

Par Amount       Price         Amount
20,000	 	 $99.98	       $19,996

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.26       N/A 	 0.00%	          3.57%

Broker
Barclays Capital, Inc.

Underwriters of Household Automotive Trust, Series 2003-1


Underwriters                               Principal Amount

Barclays Capital, Inc.			      $51,600,000
J.P. Morgan Securities, Inc.		       51,600,000
Banc of America Securities LLC                 51,600,000
Credit Suisse First Boston                     51,600,000
Deutsche Bank Securities, Inc.                 51,600,000

Total					     $258,000,000

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
06/05/03 	NAROT

Shares            Price         Amount
15,000  	  $100.00	$15,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
1.00        N/A		 0.01%             3.07%

     Broker
Merrill Lynch & Co., Inc. 5,000 Shares
Morgan Stanley and Company 5,000 Shares
Williams Capital Group New York 5,000 Shares

Underwriters of NAROT

Underwriters*      	             Principal Amount*
                                      $219,398,376

*Principal amount of underwriters were
 not available at time of filing.

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
06/24/03 	HSBC Capital Funding LP

Shares            Price         Amount
5,000  	 	 $100.00	$5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
1.00        N/A		 0.00%             0.32%

     Broker
HSBC Securities, Inc.

Underwriters of HSBC Capital Funding LP

Underwriters*      	             Principal Amount*
                                      $1,250,000,000

*Principal amount of underwriters were
 not available at time of filing.

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
6/26/03           GMAC

Shares            Price          Amount
5,000	  	$ 98.62  	 $4,931

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.75        N/A 	 0.00%	            0.91%

Broker
Merrill Lynch & Co., Inc.

*Principal amount of underwriters were not available at time of filing.

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/8/03           Goldman Sachs

Shares            Price          Amount
5,000  		 $ 99.87  	 $4,994

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.00%	            0.33%

Broker
Goldman, Sachs & Co.


Underwriters                            Shares
Goldman, Sachs & Co.                   $1,600,000,000
ABN AMRO Inc.                              20,000,000
Banc of America Securities LLC             20,000,000
Banc One Capital Markets, Inc.             20,000,000
BNP Paribas Securities Corp.               20,000,000
BNY Capital Markets, Inc.                  20,000,000
Cmmerzbank Capital Markets Corp.           20,000,000
Daiwa Securities SMBC Europe Limited       20,000,000
Danske Bank AS                             20,000,000
Guzman & Company                           20,000,000
HSBC Securities (USA) Inc.                 20,000,000
ING Financial Markets LLC                  20,000,000
Edward D. Jones & Co., LP                  20,000,000
J.P. Morgan Securities Inc.                20,000,000
Mellon Financial Markets, LLC              20,000,000
Samuel A. Ramirez & Company, Inc.          20,000,000
Muriel Siebert & Co., Inc.                 20,000,000
Suntrust Capital Markets, Inc.             20,000,000
Tokyo-Mitsubishi International plc         20,000,000
Wachovia Capital Markets, LLC              20,000,000
Wells Fargo Brokerage Services, LLC        20,000,000
Total                                   2,000,000,000

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/14/03           SLM Corp.

Shares            Price          Amount
5,000  		 $ 99.03  	  $4,952

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.75        N/A 	 0.00%	            0.56%

    Underwriters                        Shares
Deutsche Bank Securities Inc.        $150,000,000
JP Morgan Securities, Inc.            150,000,000
Banc of America Securities LLC         16,666,000
Banc One Capital Markets               16,666,000
Barclays Capital                       16,667,000
Credit Suisse First Boston             16,667,000
Lehman Brothers, Inc.                  16,667,000
Wachovia Securites, Inc.               16,667,000
Total                                 400,000,000

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
07/22/03 	American Express Company

Shares            Price         Amount
5,000  		  $99.71	$4,986

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.43        N/A		 0.00%             0.21%

Brokers
Utendahl Capital Partners
Lehman Brothers, Inc.

Underwriters of American Express Company

Underwriters*      	             Principal Amount*
                                      $1,000,000,000

*Principal amount of underwriters were
 not available at time of filing.

Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
08/06/03 	Westpac Capital Trust III

Shares            Price         Amount
5,000	  	  $100.00	 $5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.10        N/A		 0.00%             1.47%

Broker
UBS AG

Underwriters of Westpac Capital Trust III

Underwriters*      	             Principal Amount*
                                      $ 750,000,000

*Principal amount of underwriters were
 not available at time of filing.